                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                September 9, 1997
                Date of Report (Date of earliest event reported)


                           UNIVERSAL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


   MINNESOTA                         0-18823                      41-0776502
 (State or other             (Commission File Number)           (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)
                           5000 Winnetka Avenue North
                            New Hope, Minnesota 55428
                    (Address of principal executive offices)

                                 (612) 533-1169
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     On September 9, 1997, the Company issued a press release relating to an organizational restructuring in connection with the Company's downsizing in which the duties handled by the Company's former Chief Financial Officer will be assumed by Mark H. Ravich, the Company's Chief Executive Officer and Dennis Hill, the Company's Controller. A copy of the press release is attached as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      Filed herewith are the following exhibits:

99.1  Press release dated September 9, 1997


                                    ********


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             UNIVERSAL INTERNATIONAL, INC.
                                             (Registrant)


Dated: September 11, 1997                    By  /s/ Mark H. Ravich
                                                --------------------------
                                                  Mark H. Ravich
                                                  Its President


                                       -2-